                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

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[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                                                   July 31, 1997


Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Censtor Corp. (the "Company") to be held on September 3, 1997 at the Pruneyard Inn, 1995 S. Bascom Ave., Campbell, California, at 11 a.m., local time. The purpose of this meeting is to elect directors and ratify the appointment of independent auditors.

         Details of the proposals and other important information concerning the Company appear in the accompanying Proxy Statement. Please give this material your careful attention.


         YOUR VOTE IS VERY IMPORTANT TO THE COMPANY.

         It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend. Accordingly, please complete, sign and date the accompanying form of PROXY and return it in the enclosed prepaid envelope as soon as possible. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously returned your proxy. Your prompt cooperation will be greatly appreciated.

                                               Sincerely,


                                               Russell M. Krapf
                                               President & CEO

                                 CENSTOR CORP.

                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 3, 1997

TO THE SHAREHOLDERS OF CENSTOR CORP.

         Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Censtor Corp. (the "Company") will be held at the Pruneyard Inn, 1995 S. Bascom Ave., Campbell, California, on September 3, 1997 at 11 a.m., local time, to consider and vote upon the following proposals:

         1. To elect three (3) directors to serve for the ensuing year and until their successors are elected;

         2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 1997; and

         3. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

         The close of business on June 30, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection by shareholders at the offices of the Company during the Company's ordinary business hours beginning ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting.

         Accompanying this Notice of Annual Meeting and Proxy Statement are: a letter to the Company's shareholders from the President and the form of proxy card to be returned in the enclosed envelope.

                                       By Order of the Board of Directors


                                       Sabine Austin
                                       Secretary

Los Gatos, California
July 31, 1997

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED FORM OF PROXY IN THE RETURN ENVELOPE PROVIDED. ANY PERSON GIVING A PROXY MAY REVOKE IT AT ANY TIME, AND SHAREHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON.

                               TABLE OF CONTENTS

                                                                                                 PAGE
                                                                                                 ----
SUMMARY OF PROXY STATEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

PROPOSAL 1:  ELECTION OF DIRECTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
         Board Meetings and Committees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         Director Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         Summary Compensation Table . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         Option Grants in Last Fiscal Year  . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values  . . .  6
         Certain Relationships and Related Transactions . . . . . . . . . . . . . . . . . . . . .  6
         Security Ownership of Directors, Executive Officers and Certain Shareholders . . . . . .  7
         Report of the Board of Directors on Executive Compensation . . . . . . . . . . . . . . . 10
         Performance Chart  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
         Compliance with Section 16(a) of the Exchange Act  . . . . . . . . . . . . . . . . . . . 11

PROPOSAL 2:  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS  . . . . . . . . . . . . . . . . 12

AVAILABLE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . 14

                                  CENSTOR CORP.
                        540 N. SANTA CRUZ AVE., SUITE 277
                               LOS GATOS, CA 95030
                                 (408) 298-8400
                               ___________________

                                 PROXY STATEMENT
                               ___________________

                         ANNUAL MEETING OF SHAREHOLDERS

                                SEPTEMBER 3, 1997

         This Proxy Statement is furnished to the holders of Common Stock and Preferred Stock of Censtor Corp. (the "Company" or "Censtor") in connection with the solicitation by the Board of Directors of the Company of proxies in the form enclosed to be voted at an Annual Meeting of Shareholders of the Company to be held at the Pruneyard Inn, 1995 S. Bascom Ave., Campbell, California at 11 a.m. on September 3, 1997 (the "Annual Meeting"). This Proxy Statement and the accompanying form of proxy are being mailed to the Shareholders on or about July 31, 1997 and the Company is bearing the cost of this solicitation.



                             PURPOSE OF THE MEETING

         At the Annual Meeting, the Shareholders of the Company (the "Shareholders") will be asked to consider and act upon the following proposals:

         1. To elect three (3) directors to serve for the ensuing year and until their successors are elected;

         2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 1997; and

         3. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

                         PROPOSALS OF SECURITY HOLDERS

         Proposals of Company shareholders intended to be presented at the Company's next annual meeting must be received by the Company at its principal address no later than April 2, 1998.

                                 VOTING RIGHTS

         Shareholders of record of the Company as of the close of business on June 30, 1997 have the right to receive notice of and to vote at the Annual Meeting. On June 30, 1997, the Company had issued and outstanding 23,533,801 shares of capital stock entitled to vote, consisting of 8,545,994 shares of Common Stock, 6,617,299 shares of Series A Preferred Stock and 8,370,508 shares of Series B Preferred Stock. Each share of Common Stock, Series A Preferred Stock and Series B Preferred Stock is entitled to one vote. For action to be taken at the Annual Meeting, the majority of the shares entitled to vote must be represented at the meeting in person or by proxy.

         While the Company's Restated Articles of Incorporation authorize the holders of the Company's Series B Preferred stock voting as a separate class to elect one member of the Company's Board of Directors, to date, the holders of the Series B Preferred Stock have not chosen to do so. Therefore, the holders of Preferred Stock and Common Stock, voting together as a single class, will elect all the members of the Board of Directors.

         Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes unless a shareholder has given notice at the Annual Meeting, prior to voting, of his or her intent to cumulate votes and no shareholder cumulating votes may vote for a candidate for director unless such candidate's name has been placed in nomination prior to the voting.


                                    PROXIES

         Proxies for use at the Annual Meeting are being solicited by the Board of Directors of the Company from its shareholders.

         Shares represented by properly executed proxies received by the Company will be voted at the Annual Meeting in accordance with the instructions thereon. Shares represented by executed proxies received by the Company with no instructions will be voted in favor of all proposals set forth in the Notice of Meeting. The Company intends to include abstentions as present or represented for purposes of establishing a quorum for the transaction of business. Abstentions are counted as votes against a proposal for purpose of determining whether or not a proposal has been approved.

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise by (i) filing with the Secretary of the Company a signed written statement revoking his or her proxy or (ii) submitting an executed proxy bearing a date later than that of the proxy being revoked. A proxy may also be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not by itself constitute the revocation of a proxy.

         No persons have been authorized to give any information or to make any representations other than those contained in this Proxy Statement in connection with the solicitation of proxies and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or any other person. This Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction to any person to whom it is not lawful to make any such solicitation in such jurisdiction. The delivery of this Proxy Statement does not, under any circumstances, create an implication that there has been no change in the affairs of the Company since the date hereof or that the information herein is correct as of any time subsequent to its date.

         The approximate date on which this Proxy Statement is being mailed to the Company's shareholders is July 31, 1997. This Proxy Statement is accompanied by the form of proxy card to be signed and returned in the enclosed envelope, a letter to the shareholders from the President and Notice of Annual Meeting.

                           FORWARD LOOKING STATEMENTS

         The statements in this Proxy Statement that relate to future plans, events or performance are forward-looking statements. Actual results could differ materially due to a variety of important factors, including for example, the Company's ability to exploit its portfolio of licenses, failure of the Company's licensees to perform under existing or future licenses, the development of competing technology and the risks associated with protecting the Company's intellectual property rights from adverse claims. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly release the result of any revisions to these forward looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                           SUMMARY OF PROXY STATEMENT

The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Proxy Statement.


 DATE, TIME AND PLACE OF     An Annual Meeting of Shareholders of Censtor Corp.,
 ANNUAL MEETING OF           a California corporation (the "Company"), will be
 SHAREHOLDERS                held on September 3, 1997 at  11 a.m., local time,
                             at the Pruneyard Inn, 1995 S. Bascom Ave.,
                             Campbell, CA 95008.

 PURPOSE OF THE MEETING      At the Annual Meeting, the shareholders of the
                             Company will be asked to (i) elect three (3) directors and (ii) ratify and appoint Ernst & Young
                             LLP as independent auditors for the fiscal year ending June 30, 1997.


                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

 CURRENT BOARD               The board currently consists of the following five
                             (5) members:  James A. Cole, Garrett A. Garrettson,
                             B. Kipling Hagopian, Edwin V.W. Zschau and Russell
                             M. Krapf.

 NOMINEES Pursuant to a Board resolution, the number of Directors shall be reduced to three (3) as of the date of the Annual Meeting. The three (3) nominees for election by the shareholders to fill these slots are Gary J. Summers, Charles C.
                             Pierpoint III and Sabine Austin.
                                   .

                                   PROPOSAL 2:
                       APPOINTMENT OF INDEPENDENT AUDITORS

 CURRENT AUDITORS            Ernst & Young LLP were appointed as the Company's
                             independent auditors for its fiscal year ending
                             June 30, 1996, and the Board of Directors has appointed Ernst & Young LLP as the Company's independent auditors for its fiscal year ending
                             June 30, 1997, pending shareholder ratification.

 PROPOSED AUDITORS           The shareholders are asked to ratify appointment
                             of Ernst & Young LLP as the independent auditors for fiscal year ending June 30, 1997.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

         The Company has been unsuccessful in its efforts to sell licenses to the Company's technology to prospective licensees who, in management's opinion, are infringing the Company's patents. Accordingly, management and the Board of Directors have concluded that the Company would benefit from leadership with extensive experience in patent enforcement. Management has sought, and found, such capability and has entered into a relationship with Mr. Gary Summers, Mr. Charles C. Pierpoint III, Teklicon, Inc. ("Teklicon") and I. P. Managers, Inc. ("IPM"), companies affiliated with Messrs. Summers and Pierpoint. IPM has an exclusive contract with Teklicon, a high technology consulting firm specializing in consulting and expert witness services to the legal profession, whereby Teklicon will perform marketing and technology due diligence. Management believes the Company's arrangement with IPM and Teklicon will provide the best available leadership while minimizing the short term cash obligations of the Company while it seeks to complete new license agreements and collect royalties from existing licensees. The Board has further determined to amend the Company's Bylaws to provide for the following: The management of the Company shall regularly evaluate, no less frequently than on a quarterly basis, the Company's liquidity and cash condition, and shall distribute cash to the Company's shareholders promptly, to the fullest extent practical and in the manner or manners most advantageous to the Company's shareholders, subject in all cases to applicable law and the needs of the Company to retain cash for future operations, as determined in good faith by the management of the Company. In addition, the Company shall permit each holder of at least five percent (5%) of the Company's capital stock (on an as-converted-to-Common Stock basis), at such holder's expense, to visit and inspect the Company's properties, to examine its books of accounts and records (including copies of all notices, minutes, consents and other material that the Company provides to its directors), to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such holder, provided that the Company shall not be obligated pursuant to the foregoing to provide access to any information which it reasonably considers to be a trade secret or similar confidential information. Further, the Company shall permit each holder of at least five percent (5%) of the Company's capital stock (on an as-converted-to-Common Stock basis) to attend each meeting of the Company's Board of Directors and shall provide such persons with copies of all notices, minutes, consents and other material that the Company provides to its directors. The provisions of the preceding three sentences may not be amended, nor may any amendment to these Bylaws be made which has the effect of altering the effect of such sentences, without the affirmative vote of a majority of the shareholders of the Company, voting together as a class on an as-if-converted to Common Stock basis.

         A board of three (3) directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them to elect as many of the nominees named below as can be elected by votes represented by such proxies. None of such nominees are presently directors of the Company. In the event that any of the nominees shall become unavailable the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been duly elected and qualified.

         The names of the nominees, and certain information about them, are set forth below:

              Name                Age             Position with Censtor              Director Since
 -----------------------------   -----   --------------------------------------   --------------------
 Gary J. Summers                 54      Consultant                                       ---
 Charles C. Pierpoint III        56      Consultant                                       ---

 Sabine Austin                   38      Corporate Secretary, Finance Director            ---


         GARY J. SUMMERS is President, Chief Executive Officer and Founder of Teklicon, Inc., a high technology consulting firm and wholly owned subsidiary of Forensic Technologies International Corporation, that provides consulting and expert witness services to the legal profession. In this capacity he is providing consulting services to Censtor relative to prospective future licensees. Mr. Summers has 25 years experience in the semiconductor, computer and consumer electronics industries, with Bell Laboratories, RCA, Motorola, Commodore, Warner-Atari, Teklicon and Pat, Inc. He has held various senior management positions in engineering, manufacturing and marketing, has been CEO of Teklicon since 1985, and President of Pat, Inc. since 1991. During the last 10 years, Mr. Summers has focused on high technology intellectual property Litigation, ADR and Licensing services in the areas of complex technologies such as semiconductors, computer systems, software, mechanical and chemical systems and telecommunications. He is a member of IEEE, ETA Kappa Nu, Tau Beta Pi and the American Board of Certified Forensic Examiners. He received his BSEE and MSEE degrees from the University of Houston in 1969 and 1970, respectively.

         CHARLES C. PIERPOINT III has been a sole practitioner of law in California since 1976 and is a principal in IPM. From 1976 until 1986, he practiced law at Thirkell, Pierpoint & Cretan. He also was a Trial Deputy and Deputy Head of the Consumer and Business Fraud Division in the District Attorney's Office in San Mateo County from 1972 until 1976. He is also presently an instructor of Administration of Justice at the College of San Mateo and previously taught Contract Law at San Mateo Law School. Mr. Pierpoint graduated from the University of San Diego, School of Law, in 1972 and earned his Bachelor of Arts in Political Science from Pennsylvania Military College in 1963.

         SABINE AUSTIN is Corporate Secretary and Finance Director of Censtor Corp. She has been an employee of the Company since March, 1987. Prior to that, she was an investment advisor and stock trader at Wedbush, Noble, Cooke and First Compass Securities. She also worked at Advanced Micro Devices from 1982 to 1983 as a financial analyst and cost accountant. Ms. Austin received her BA degree in Math-Econ from the University of California at Santa Barbara in 1981 and an MBA from Santa Clara University in 1986.

BOARD MEETINGS AND COMMITTEES

         During fiscal 1997, the Company held eight (8) Board of Directors meetings, two (2) of which were via teleconference. The Compensation Committee did not meet in fiscal year 1997. The function of the Compensation Committee is to review, and to recommend to the Board, management compensation and to administer the Company's stock option plans. During fiscal year 1997, the Board as a whole reviewed and approved management compensation issues and administered the Company's stock option plans. No director participated in fewer than 75% of the total number of meetings of the Board and all committees of the Board on which he served that were held during the period he served on the Board or such committees.

         The Board does not have a nominating or audit committee.

DIRECTOR COMPENSATION

         Employee directors receive no additional compensation for service on the Board of Directors. Dr. Zschau, a non-employee director receives cash compensation for attending meetings of the Board of Directors, consisting of $1,000 for each meeting of the Board which he attends in person and $500 for each telephonic board meeting in which he participates. Messrs. Cole, Hagopian and Zschau are reimbursed for reasonable out-of-pocket expenses incurred in connection with the attendance at Board meetings. Non-employee directors are entitled to participate in the Company's 1990 Stock Plan. During the fiscal year ended June 30, 1997, options to purchase 341,910 shares of the Company's stock were granted to non-employee directors.

SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation paid by the Company for the fiscal year ended June 30, 1997 to the Chief Executive Officer (the "named officer"):

Name and Principal Position     Year      Annual         Compensation              Long-Term             All Other
                                          Salary             Bonus               Compensation         Compensation(3)
                                          ------             -----           ---------------------    ---------------
                                                                             Securities Underlying
                                                                                Option(#)(1)(2)
                                                                                ---------------
Russell M. Krapf(4)             1997       207,684          129,225                 510,206               2,598
  Chief Executive Officer       1996       184,381            9,654                  75,000                 488
and   President                 1995       166,730           26,650                 100,000                 775

-------------------------


(1) The stock options granted to the named officer vest as to 1/48 of the shares per month at the end of each month after the date of grant; provided, however, that in certain cases options are not first exercisable until six months after the date of grant. The options are exercisable at a price of $0.046 per share and expire ten years from the date of grant.

(2) There are no other long-term incentive compensation plans which require disclosure.

(3) Reflects premiums paid by the Company on behalf of the named officer for term life insurance with benefits payable to beneficiaries designated by the officers.

(4) Mr. Krapf was appointed President and Chief Executive Officer effective April 22, 1996 and resigned this position effective September 4, 1997.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information concerning grants of stock options to the named officer during the fiscal year ended June 30, 1997. Shown are the hypothetical gains or "option spreads" that would exist for the respective options. These gains are based on the assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted over the full option term.



                                           Individual Grants                                        Potential Realizable Value
                                           -----------------                                          at Assumed Annual Rates
                                                                                                          of Stock Price
                                                                                                         Appreciation for
                                                                                                           Option Term
                                                                                                    --------------------------
          Name              Number of           % of Total         Exercise or      Expiration       5%($)            10%($)
    ----------------        Securities            Options          Base Price         Date
                            Underlying          Granted to           $/Share       ----------
                             Options           Employees in        -----------
                           Granted (#)          Fiscal Year
                           -----------          -----------
------------------------------------------------------------------------------------------------------------------------------
  Russell M. Krapf          510,206            38.65%              $0.046           10/03/07         $14,755          $37,391
------------------------------------------------------------------------------------------------------------------------------



AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

         The following table sets forth for the named officer information regarding the fiscal year-end value of unexercised options for such person. The named executive officer did not exercise options in the last fiscal year.


                                 Number of Securities               Value of Unexercised
                                Underlying Unexercised              In-the-Money Options
                               Options at 1997 Year-End               at 1997 Year-End
                          -----------------------------       ----------------------------
          Name              Exercisable      Unexercisable      Exercisable     Unexercisable
  ------------            ---------------   ---------------   --------------   --------------
  Russell M. Krapf        57,861            136,300           0                0



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has entered into the following transactions with its officers and directors since July 1, 1996:

         In September 1990, Harold J. Hamilton, a retired executive officer and a past director of the Company, exercised stock options as to 244,821 shares of the Company's Common Stock and, in lieu of payment to the Company for such exercise, Mr. Hamilton delivered to the Company a promissory note in the principal amount of $71,500. The note was called by action of the Board of Directors on June 25, 1997.

         In September 1990, Edwin V.W. Zschau, a current director of the Company, exercised stock options as to 283,092 shares of the Company's Common Stock and in lieu of payment to the Company for such exercise, Dr. Zschau delivered to the Company a promissory note in the principal amount of $82,500. The note was due April 23, 1997 and was not extended. The Board of Directors called the note on June 25, 1997.

         In September 1990, Russell M. Krapf, current CEO and President of the Company, exercised stock options as to 188,323 shares of the Company's Common Stock and, in lieu of payment to the Company for such exercise, Mr. Krapf delivered to the Company a promissory note in the principal amount of $55,000. Upon his resignation in February, 1992, and pursuant to the terms of the Restricted Stock Purchase Agreement between Mr. Krapf and the Company, the Company repurchased 76,585 of these shares. On June 25, 1997, pursuant to its terms, the promissory note was canceled upon surrender by Mr. Krapf of the remaining shares.

         The Company's Bylaws provide that the Company is required to indemnify its officers and directors to the fullest extent permitted by California law, including those circumstances in which indemnification would otherwise be discretionary, and that the Company is required to advance expenses to its officers and directors as incurred. Further, the Company has entered into indemnification agreements with its officers and directors. The Company believes that its charter and bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

         On July 7, 1997, Russell M. Krapf notified the Company that he intends to resign his position as President and CEO effective September 4, 1997. On July 29, 1997, the Company entered into a consulting agreement with Mr. Krapf for a period up to one year. Mr. Krapf will be paid $45,000 for these consulting services.

         On July 29, 1997, the Company created an incentive compensation program for Ms. Sabine Austin who will serve as Corporate Secretary, Finance Director, and a director of the Company, if elected. This program will pay Ms. Austin a bonus equal to 1.5% of all net licensing revenue received by the Company as long as she serves in those positions.

         On July 31, 1997, the Company entered into an exclusive license with IPM, whereby IPM will be Censtor's agent to enforce its current licenses and to negotiate licenses with prospective licensees. IPM also has an exclusive contract with Teklicon whereby Teklicon will perform marketing and technology due diligence. Under this agreement, IPM will be paid between 15-45% of the net proceeds of such activities depending upon the source of revenue. Mr. Charles Pierpoint is a principal with IPM and Mr. Gary Summers is a principal with Teklicon.

         The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions between the Company and its officers, directors, principal shareholders and affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN SHAREHOLDERS

         The following table sets forth certain information regarding the beneficial ownership of the Company's outstanding shares of Common Stock and Preferred Stock (on an as if converted basis) as of June 30, 1997 by (i) each person known to the Company beneficially to own 5% or more of the outstanding shares of its Common Stock or Preferred Stock, (ii) each of the Company's directors, (iii) each of the Company's executive officers, and (iv) all directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock or Preferred Stock shown as beneficially owned by them, subject to community property laws where applicable.

                                                 Preferred Stock (1)         Common Stock                  Totals (2)
                                              -------------------            ------------                  ----------
                                                                                                     Number of      Percent
                                          Number of       Percent       Number of       Percent       Common       of Common
                                            Shares        of Class       Shares         of Class    Equivalents   Equivalents
                                         Beneficially   Beneficially  Beneficially    Beneficially  Beneficially  Beneficially
      Name of Owner                          Owned         Owned          Owned          Owned        Owned          Owned
                                         -----------    -----------   -----------     -----------  -----------    -----------
Brentwood Associates(3) ............       1,298,244           8.66%    3,438,593          40.24%    4,736,837          20.13%
  11150 Santa Monica Boulevard
  Suite 1200
  Los Angeles, CA 90025

Aeneas Venture Corporation(4) ......       2,938,225          19.60%            0           0        2,938,225          12.49%
  600 Atlantic Avenue
  26th Floor
  Boston, MA 02210-2203

Wolfensohn Partners L.P.(5) ........         413,172           2.76%    1,066,211          12.48%    1,479,383           6.31%
  599 Lexington Avenue
  New York, NY 10022

J.P. Morgan Investment (6) .........         363,796           2.43%    1,060,244          12.41%    1,424,040           6.05%
  60 Wall Street
  New York, NY 10260-0060

New Enterprise Associates(7) .......       1,424,590           9.50%            0           0        1,424,590           6.05%
  1119 St. Paul Street
  Baltimore, MD 21202

Morgenthaler Venture Partners(8) ...         314,669           2.10%      798,830           9.35%    1,113,499           4.73%
  700 National City Bank Building
  Cleveland, OH 44114

Fujitsu Limited ....................               0           0          784,682           9.18%      784,682           3.33%
  1015 Kamikodanaka
  Nakahara-ku, Kawasaki-shi
  Kanagawa-ken 211
  Japan

Garrett A. Garrettson(9) ...........               0           0          692,724           7.50%      692,724           2.86%

B. Kipling Hagopian(10) ............       1,298,244           8.66%    3,460,852          40.39%    4,759,096          20.20%

Harold J. Hamilton(11) .............               0              0         5,648               *        5,648              *

Russell M. Krapf(12) ...............               0           0          304,862           3.44%      304,862           1.28%

Richard C.E. Morgan(13) ............         413,172           2.76%    1,075,627          12.59%    1,488,799           6.33%

James A. Cole(14) ..................       1,424,590           9.50%       22,259               *    1,446,849           6.14%

Edwin V.W Zschau(15) ...............               0           0%          27,318               *       27,318               *

All directors and executive officers       3,136,006          20.92%    5,589,290          58.13%    8,725,296          35.46%
  as a group(7 persons)(16)

-----------------------------

*     Less than one percent.

(1) Includes Series A Preferred and Series B Preferred. Preferred Stock is reflected on an as-converted to Common Stock basis. As of June 30, 1997, each share of Series A and Series B Preferred converts into one share of Common Stock.

(2) Reflects Preferred Stock (on an as-converted to Common Stock basis) and Common Stock combined.

(3)   Includes: 1,257,196; 2,366,978; 875,764; and 236,899 shares held respectively by Brentwood Associates II, Brentwood Associates III, Brentwood Associates IV and Evergreen II, L.P., of which 229,289; 429,253; 160,002, and 43,343 shares, respectively, are shares of the Company's Series A Preferred, and 108,494; 222,972; 82,519; and 22,372 shares, respectively, are shares of the Company's Series B Preferred. Mr. Hagopian, the Chairman and a Director of the Company is a General Partner of Brentwood Associates. Mr. Hagopian disclaims beneficial ownership of the shares owned by Brentwood Associates.

(4) Includes 2,678,141 shares of the Company's Series A Preferred and 260,084 shares of the Company's Series B Preferred.

(5) Includes 273,116 shares of the Company's Series A Preferred and 140,056 shares of the Company's Series B Preferred. Richard C.E. Morgan, a Director of the Company, is a General Partner of Wolfensohn Partners L.P. Mr. Morgan disclaims beneficial ownership of the shares held by Wolfensohn Partners L.P.

(6) Includes 223,796 shares of the Company's Series A Preferred and 140,000 shares of the Company's Series B Preferred.

(7) Includes 1,274,853 and 149,737 shares held respectively by New Enterprise Associates V ("NEA") and Spectra Enterprise Associates ("Spectra"), of which 1,071,256 and 131,788 shares, respectively, are shares of the Company's Series A Preferred and 203,597 and 17,949 shares, respectively, are shares of the Company's Series B Preferred. NEA and Spectra are independent partnerships; however, the General Partners of Spectra are also General Partners of NEA. James A. Cole, a Director of the Company, is a Partner of NEA and the Managing General Partner of Spectra. Mr. Cole disclaims beneficial ownership of the shares owned by NEA and Spectra.

(8) Includes 332,352 and 784,335 shares held respectively by Morgenthaler Venture Partners and Morgenthaler Venture Partners II.

(9) Includes 692,724 shares subject to stock options which are exercisable within 60 days of June 30, 1997.

(10) Includes shares beneficially owned or held of record by entities associated with Brentwood Associates, as described in footnote 3 above. Mr. Hagopian is a General Partner of Brentwood Associates. Mr. Hagopian disclaims beneficial ownership of such shares. Also includes 22,259 shares subject to stock option which are exercisable within 60 days of June 30, 1997.

(11) Includes 5,648 shares held by Dr. Hamilton's two children, as to which shares he disclaims beneficial ownership.

(12) Includes 304,862 shares subject to stock options which are exercisable within 60 days of June 30, 1997.

(13) Includes shares beneficially owned or held of record by Wolfensohn Partners L.P., as described in footnote 5 above. Mr. Morgan is a General Partner of Wolfensohn Partners L.P. Mr. Morgan disclaims beneficial ownership of such shares.

(14) Includes shares beneficially owned or held of record by NEA and Spectra as described in footnote 7 above. Mr. Cole is a Partner of NEA and the Managing General Partner of Spectra. Mr. Cole disclaims beneficial ownership of these shares. Also includes 22,259 shares subject to stock options which are exercisable within 60 days of June 30, 1997.

(15) Includes 26,712 shares subject to stock options exercisable within 60 days of June 30, 1997.

(16) Includes 1,068,816 shares subject to stock options exercisable within 60 days of June 30, 1997. See Notes 9, 10, 12, 14 and 15. Also includes 7,656,480 shares which may be deemed to be beneficially owned by certain directors and officers. See Notes 10, 13, 14 and 15.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         Compensation for the Company's executive officers was established by the Board of Directors to consist of salary, bonus and stock options. In 1996, the Board adopted a bonus plan for the Company's executive officers to insure a close link between compensation and the achievement of corporate goals and objectives. The Board had previously adopted an employee stock option plan to retain qualified executives by providing long-term incentives. On June 25, 1997 the Board voted to discontinue this stock option plan and expects all outstanding options to be canceled prior to calendar year end.

         During 1993, the Internal Revenue Code of 1986 was amended to include a provision that denies a deduction to publicly held corporations for compensation paid to "covered employees" (defined as the chief executive officer and the next four most highly compensated officers as of the end of the taxable year) to the extent that compensation paid to any "covered employee" exceeds $1 million in any taxable year of the corporation beginning after 1993. Certain "performance-based" compensation qualifies for an exemption from the limits on deductions. It is the Company's policy to qualify compensation paid to its top executives for deductibility in order to maximize the Company's income tax deductions, to the extent that so qualifying the compensation is not inconsistent with the Company's fundamental compensation policies. Based on the Internal Revenue Service's proposed regulations and compensation paid to the Company's "covered employees" for the 1996 taxable year, all compensation paid by the Company in 1996 to such covered employees was deductible to the Company.

         With respect to corporate performance criteria, management presents to the Board a set of corporate goals for a subsequent period, generally 12 months, with specific goals for each of four quarters within this period.
These goals establish benchmarks for assessing overall corporate performance. Progress toward the achievement of corporate goals is reviewed with the Board periodically together with a description of any change in circumstances that management believes may warrant an update to or revisions to these goals. The major goals for fiscal 1997 were to 1) complete the sale of substantially all of the Company's assets to Read-Rite Corporation and collect all cash due thereby by April 18, 1997, 2) search for operating businesses which leverage Censtor technology for acquisition or creation of such new businesses, and 3) seek new licensees.

         The above corporate goals are used to set individual goals for the executive officers. The President and CEO meets quarterly with the Board of Directors to establish and/or monitor individual goals, which are subject to adjustment based on revised corporate goals, individual performance, and to a lesser extent, general economic conditions. Goals of the President & CEO are set and reviewed quarterly by the Board of Directors based on corporate goals and individual performance. Factors and criteria upon which the President & CEO's compensation was based included progress towards the major goals.

         Periodic salary adjustments for executives are considered annually and salary adjustments may be awarded on the basis of increased responsibilities of individual executives over a period of time or the outstanding performance of individual executives as exhibited by achievement of individual and corporate goals and consistently high standards in the execution of duties, as presented by the President & CEO to the Board. Company performance as a whole, measured in part against the above goals, is a major consideration in the Board's decision to award any salary increases and, to a lesser extent, the Board also considers general economic conditions and trends. Bonuses are awarded to the executives (other than the President & CEO) solely based on achievement of pre-established goals approved in advance by the Board of Directors.

         During 1997 there were no salary increases.

         On October 3, 1996, the Company adjusted the exercise price of certain stock options granted to employees, directors and consultants of the Company to purchase an aggregate of 1,473,408 shares of the Company's common stock to $0.046 per share, the fair market value on such date as determined by the Company's Board of Directors and an independent consultant. The following table sets forth certain information regarding this repricing for the named officer.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Length of
                                                                  Market Price of Exercise Price                  Original Option
                                           Number of Options     Stock at Time of   at Time of       New Exercise  Term Remaining
                                               Repriced             Repricing       Repricing           Price        at Date of
        Name                   Date               (#)                 ($)(1)           ($)               ($)          Repricing
----------------------------------------------------------------------------------------------------------------------------------
  Russell M. Krapf            10/3/96             94,161            $    0.046        $   0.40         $    0.046        7 years
----------------------------------------------------------------------------------------------------------------------------------
  Russell M. Krapf            10/3/96            100,000            $    0.046        $   0.40         $    0.046        8 years
----------------------------------------------------------------------------------------------------------------------------------
  Russell M. Krapf            10/3/96             75,000            $    0.046        $   0.40         $    0.046        9 years
----------------------------------------------------------------------------------------------------------------------------------


 _______________________

(1) The Company's stock is not publicly traded. The price shown is the fair market value of the Company's Common Stock as determined by the Company's Board of Directors and an independent consultant.

         Generally, the non-employee members of the Board of Directors meet with the President & CEO to discuss the performance of the other executive officers and of the Company as a whole. The non-employee members of the Board then meet in the absence of the President & CEO to discuss the performance of the President & CEO.

         In summary, the Board believes that it has established a program for compensation of the Company's executives which is fair and which aligns the financial incentives for executives with the interests of the Company's shareholders.

         During 1997, no executive officer of the Company served on the board of directors or compensation committee of another company that had an executive officer serve on the Company's Board of Directors.

PERFORMANCE CHART

         A Performance Chart is not included because there is no established public market for the Company's stock.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission and the National Association of Securities Dealers. Such officers, directors and ten percent shareholders are also required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that, during the fiscal year ended June 30, 1997, there has been no failure by any of its officers, directors or ten percent shareholders to file on a timely basis any reports required by Section 16(a).

                                  PROPOSAL 2:

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Ernst & Young LLP, the Company's independent auditors, to audit the Company's consolidated financial statements for its fiscal year ending June 30, 1997, and further recommends that Shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. The Board of Directors recommends that Shareholders vote "FOR" approval and ratification of such selection.

         A representative of Ernst & Young LLP is expected to be available at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

                             AVAILABLE INFORMATION

         The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, is required to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Copies of such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following Regional offices of the SEC: Suite 1400, 500 West Madison Street, Chicago, Illinois 60661-2511; and Suite 1300, 7 World Trade Center, New York, New York 10048. Copies of such material can be obtained at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549.


                                            By Order of the Board of Directors,





                                            Sabine Austin
                                            Secretary
Los Gatos, California
July 31, 1997

                                 CENSTOR CORP.

                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD  SEPTEMBER 3, 1997

         The undersigned hereby appoints Russ Krapf and Sabine Austin or either of them, each with full power of substitution, as the proxyholder(s) of the undersigned to represent the undersigned and vote all shares of the Common Stock of and Preferred Stock of Censtor Corp. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on September 3, 1997, and at any adjournments or postponements of such meeting, as follows:


         1. To elect as directors Gary J. Summers, Charles C. Pierpoint III and Sabine Austin. .

         [ ]       For all nominees listed above (except as indicated below)

         [ ]       Withhold authority to vote (as to all nominees)

                   To withhold authority to vote for any individual nominee, write that nominee's name on the following line:

         2. To ratify appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 1997:


         [ ]   FOR                   [ ]   AGAINST             [ ]   ABSTAIN


         This proxy, when properly executed, will be voted in the manner directed above. WHEN NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND THE ABOVE PROPOSALS. This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying Proxy Statement.


_________________________      ______________________    Dated: _______, 1997
Signature of Shareholder       Signature of Shareholder
Typed or Printed Name:         Typed or Printed Name:

         Please sign EXACTLY as your name appeared on the envelope transmitting the Notice of Annual Meeting and print your name under your signature. If signing for estates, trusts, corporations or other entities, title or capacity should be stated. If shares are held jointly, each holder should sign.

         TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO FILL IN, DATE AND RETURN PROMPTLY THIS PROXY FORM IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.